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                                                                   EXHIBIT 10.24


                            UNITED DENTAL CARE, INC.
                               14755 Preston Rd.
                                   Suite 300
                              Dallas, Texas  75240


                               November 14, 1996


Peter R. Barnett, D.M.D.
14755 Preston Rd.
Suite 300
Dallas, Texas  75240

Dear Peter:

         This letter is intended to summarize the transactions between United Dental Care, Inc. ("UDC"), OraCare Dental Associates, P.A. ("OraCare PA"), and you. As provided in the Stock Purchase Agreement between UDC, Frank A. Pettisani, Sr., and OraCare PA, United Dental Care is required to designate an assignee of its rights to acquire the shares of OraCare PA, and such assignee must be a dentist duly licensed and in good standing in the State of New Jersey. You have agreed to become the designated assignee of UDC's rights under the Stock Purchase Agreement and to acquire the OraCare PA shares under the Agreement.

         UDC has agreed to loan to you the amount required to purchase the issued and outstanding shares of OraCare PA. The loan will be evidenced by a note payable to UDC in the amount of the purchase price. You will have no personal liability under the note. Instead, the note will be secured by a Pledge and Security Agreement executed by you and UDC, providing for a security interest in the shares of OraCare PA as the collateral for the note.

         Also you have agreed to sign an option agreement providing UDC, or its assignee, the right to purchase all of your shares of OraCare PA on the terms and conditions stated therein. It is also contemplated that OraCare PA will enter into a management agreement with OraCare Consultants, Inc.


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Peter R. Barnett
November 14, 1996
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         If this letter accurately summarizes the transaction and the documents to be executed in connection thereunder, please so indicate by signing below.



                                        Sincerely,

                                        UNITED DENTAL CARE, INC.


                                        By:    /s/ Mark E. Pape
                                             -----------------------------------

                                        Its:   Sr. Vice President
                                             -----------------------------------


Accepted and Agreed to:



/s/ Peter R. Barnett
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Peter R. Barnett, D.M.D.